Commitments and Contingencies	12 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
9. Commitments and Contingencies
Leases
In the normal course of business, the Company enters into contractual arrangements with third parties for non-cancellable
operating lease agreements for its offices, equipment and vehicles. Future minimum lease payments for these operating leases as of June 30, 2021, are as follows (in millions):

Fiscal year ending June 30:
2022	$11.3
2023	10.3
2024	8.4
2025	6.7
2026	4.4
2027 and thereafter	18.0

Total	$59.1

Total rent expense for the fiscal years ended June 30, 2021, June 30, 2020, and June 30, 2019, was $9.9 million, $5.8 million, and $4.6 million, respectively.

Unconditional Purchase Obligations
The Company has entered into certain long-term unconditional purchase obligations with suppliers. These agreements are non-cancellable
and specify terms, including fixed or minimum quantities to be purchased, fixed or variable price provisions, and the approximate timing of payment. As of June 30, 2021, unconditional purchase obligations were $10.3 million and all due within one year.
Litigation
The Company is subject to various legal proceedings, claims, litigation, investigations and contingencies arising out of the ordinary course of business. While the ultimate results of such suits or other proceedings against us cannot be predicted with certainty, we believe the resolution of these matters will not have a material effect on our results of operations, financial condition, or cash flows. If we believe the likelihood of an adverse legal outcome is probable and the amount is reasonably estimable, we accrue a liability in accordance with accounting guidance for contingencies. We consult with legal counsel on matters related to litigation and seek input both within and outside the Company.